Exhibit 10.1

FORM OF ALLONGE TO Convertible Promissory Note

This Allonge to Convertible Promissory Note (the "Allonge") is made effective as of August 7, 2015, by Intellinetics, Inc., a Nevada corporation (the “Company”) in favor of [NAME] ("Payee").

RECITALS

WHEREAS, Company executed and delivered to Payee that certain Form of Convertible Promissory Note dated as of [DATE], in the original principle amount of [AMOUNT] (the “Note”).

WHEREAS, Company and Payee now desire to modify the terms of the Note according to the terms and conditions contained herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

AGREEMENT

§1. Recitals. The above Recitals are hereby incorporated in and made a part of this Allonge.

§2. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Note.

§3. Modification of Note. Section 2 of the Note shall be deleted and replaced in its entirety with the following:

The Payee shall have the right, at his option, at any time on or before the repayment of the Note, to convert, in whole or in part, subject to the terms and provisions hereof, the principal amount of the Note and interest accrued (if any) through the date of conversion, into common stock of the Company at a conversion price of [PRICE] per share. It is understood that any common stock issued on conversion of this Note will bear a restrictive legend, and have “piggyback” registration rights.

§4. Allonge. The parties agree that this Allonge shall be firmly affixed to and become an allonge to the Note.

§5. Effect of Modification. Except as expressly modified herein, all of the terms and conditions of the Note remain as stated therein and interest shall continue to accrue and all payments shall continue to be made as set forth in the Note.

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IN WITNESS WHEREOF, the parties have caused this Allonge to be executed as of the day and year first set forth above.

COMPANY
Intellinetics, Inc.

By:
Name:	Matthew L. Chretien
Title:	Chief Executive Officer

PAYEE
[NAME]

By:
Name:	[NAME]